Earnings (Loss) Per Share	12 Months Ended
Mar. 31, 2019
Notes to Financial Statements
Earnings (Loss) Per Share

16 – INCOME (LOSS) PER SHARE

For the purposes of the income (loss) per share computation, the weighted average number of common shares outstanding has been used.

The following securities are considered "in the money" and could potentially dilute the basic income per share in the future but have not been included in diluted income per share because their effect was antidilutive:

	March 31, 2019	March 31, 2018	March 31, 2017

Stock options	91,000	-	-

Total post-consolidation options outstanding at March 31, 2019, 2018 and 2017 were 170,250, 204,150, and 225,500 respectively. Diluted loss per share for the years ended March 31, 2018 and 2017 is deemed to be identical to basic loss per share due to the losses incurred in those two years.